                                                    Exhibit 10(x)

                     AGREEMENT AND AMENDMENT

          AGREEMENT AND AMENDMENT, dated as of October 27, 1994, among HUMANA INC., a Delaware corporation (the "Company"), the several banks and other financial institutions from time to time parties hereto (the "Banks") and CHEMICAL BANK, a New York banking corporation, as agent for the Banks hereunder (in such capacity, the "Agent") and as CAF Loan agent (in such capacity, the "CAF Loan Agent").

                      W I T N E S S E T H :

          WHEREAS, the Company, the Agent, the CAF Loan Agent and certain banks and other financial institutions (the "Original Banks") are parties to the Credit Agreement, dated as of January 12, 1994 (as amended, supplemented or otherwise modified to the date hereof, the "Original Credit Agreement"), pursuant to which the Original Banks committed to make loans to the Company for a period of three years;

          WHEREAS, effective as of the Closing Date (as defined below), the Company intends to terminate the Commitments (as defined in the Original Credit Agreement) of the Original Banks under the Original Credit Agreement pursuant to subsection 2.4(a) thereof;

          WHEREAS, the Company has requested that the Agent, the CAF Loan Agent and the Banks enter into a new agreement adopting and incorporating by reference all of the terms and provisions of the Original Credit Agreement with certain amendments and modifications thereto; and

          WHEREAS, the Agent, the CAF Loan Agent and the Banks are willing to so enter into a new agreement, but only upon the terms and subject to the conditions set forth below;

          NOW THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

          SECTION 1. Adoption and Incorporation of Original Credit Agreement. Subject to the amendments and modifications set forth in Sections 3 through 13 of this Agreement, all of the terms and provisions of the Original Credit Agreement are hereby adopted and incorporated by reference into this Agreement, with the same force and effect as if fully set forth herein. This Agreement shall not constitute an amendment or waiver of any provision of the Original Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Company that would require an amendment, waiver or consent of the Agent or the Banks except as expressly stated herein. Except as expressly amended hereby, the provisions of the Original Credit Agreement as adopted and incorporated by reference into this Agreement are and shall remain in full force and effect.

          SECTION 2. Definitions. As used in this Agreement, terms defined herein are used as so defined and, unless otherwise defined herein, terms defined in the Original Credit Agreement are used herein as therein defined.

          SECTION 3. Defined Terms. For purposes of this Agreement, subsection
1.1 of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended as follows:

          (a) by deleting the defined terms "Level I Utilization Period", "Level II Utilization Period" and "Level III Utilization Period" in their entirety.

          (b) by deleting the defined terms "Agreement", "Applicable Margin", "Closing Date", "L/C Sublimit" and "Termination Date" in their entirety and substituting in lieu thereof the following:

          "`Agreement': this Credit Agreement as adopted and incorporated by reference into the Agreement and Amendment, as amended by the Agreement and Amendment and as further amended, supplemented or otherwise modified from time to time.";

          "`Applicable Margin': for each Type of Revolving Credit Loan, for any fiscal quarter, the applicable rate per annum set forth in Schedule 2 hereto opposite the Consolidated Capitalization Ratio then in effect. Such Applicable Margin shall be in effect for the period beginning the first Business Day following the date to which the Consolidated Capitalization Ratio Certificate is applicable."

          "`Closing Date': the date on which all of the conditions precedent for the Closing Date set forth in Section 14 of the Agreement and Amendment shall have been fulfilled; provided, however, that for purposes of Section 5 of the Original Credit Agreement, the term "Closing Date" shall mean the Original Closing Date.";

          "'L/C Sublimit':  $100,000,000."; and

          "`Termination Date': the date one day before the fifth anniversary of the Closing Date (or, if such date is not a Business Day, the next succeeding Business Day), or such other Business Day to which the Termination Date may be changed pursuant to subsection 2.4 of the Original Credit

     Agreement as adopted and incorporated by reference into the Agreement and Amendment.".

          (c) by inserting in said subsection 1.1 of the Original Credit Agreement in the appropriate alphabetical order the following defined terms:

          "`Agreement and Amendment': the Agreement and Amendment, dated as of October 27, 1994, among the Company, the Banks, the Agent and the CAF
     Loan Agent.";

          "`Average Quarterly Commitment': as defined in subsection 2.3(a) hereto.";

          "`Banks': the several banks and other financial institutions (which may include certain Original Banks) from time to time parties to the Agreement and Amendment.";

          "`Consolidated Capitalization Ratio': as at the end of any fiscal quarter, the ratio of (i) Consolidated Total Debt to (ii) the sum of (A) Consolidated Total Debt and (B) Consolidated Net Worth, in each case at such date.";

          "`Consolidated Capitalization Ratio Certificate': as defined in subsection 6.4(b) hereto.";

          "`Original Banks': as defined in the recitals to the Agreement and Amendment.";

          "`Original Closing Date': January 12, 1994."; and

          "`Original Credit Agreement': as defined in the recitals to the Agreement and Amendment.".

          SECTION 4.  Fees.

          For purposes of this Agreement, subsection 2.3(a) of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

               "(a) The Company agrees to pay to the Agent, for the account of each Bank, on the last day of each fiscal quarter, a facility fee in respect of the average daily amount of the Commitment of such Bank during such fiscal quarter (such amount, the "Average Quarterly Commitment"). Such fee shall be computed at the rate per annum set forth in the table below opposite the Consolidated Capitalization Ratio then in effect (as determined in accordance with the definition of Applicable Margin).

                                                                               4

                   Consolidated                 Facility Fee
               Capitalization Ratio          (Rate Per Annum)
               --------------------           --------------
               less than .20                      .1250%
               at least .20 but less than .30     .1750%
               at least .30 but less than .40     .2250%
               at least .40                       .3125%.".


          SECTION 5. Extension of Commitments. For purposes of this Agreement, subsection 2.4(b) of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting the word "fifth" in the ninth line thereof and substituting in lieu thereof the word "seventh".

          SECTION 6. Letters of Credit. For purposes of this Agreement, subsection 3.3(a) of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "(a) The Company shall pay to the Agent, for the account of the Issuing Bank and the L/C Participants, a letter of credit commission with respect to each Letter of Credit, computed at the rate per annum set forth in the table below opposite the Consolidated Capitalization Ratio then in effect (as determined in accordance with the definition of Applicable Margin), of which .125% per annum shall be payable to the Issuing Bank and the balance shall be payable to the L/C Participants to be shared ratably among them in accordance with their respective Commitment Percentages. Such fee shall be payable on each L/C Fee Payment Date and shall be nonrefundable.".


                   Consolidated                 L/C Commission
               Capitalization Ratio             (Rate per Annum)
               --------------------             ----------------
               less than .20                      .3750%
               at least .20 but less than .30     .4500%
               at least .30 but less than .40     .5000%
               at least .40                       .5625%.".


          SECTION 7. Litigation. For purposes of this Agreement, subsection 4.3 of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "4.3 Litigation. Except as disclosed in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1993 and the Company's Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 1994 and June 30, 1994 filed with the Securities and Exchange Commission and previously distributed to the Banks, there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency, including without limitation, HMO Regulators and Insurance Regulators, pending or to the knowledge of the Company threatened which, after giving effect to any applicable insurance, may involve any material risk of a Material Adverse Effect or which seeks to enjoin the consummation of any of the transactions contemplated by this Agreement or any other Loan Document, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency, including without limitation, HMO Regulators and Insurance Regulators, has been issued against the Company or any Subsidiary which has, or may involve, a material risk of a Material Adverse Effect. The Company does not believe that the final resolution of the matters disclosed in its Annual Report on Form 10-K for its fiscal year ended December 31, 1993 and the Company's Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 1994 and June 30, 1994 filed with the Securities and Exchange Commission and previously distributed to the Banks, will have a Material Adverse Effect."

          SECTION 8. Financial Condition. For purposes of this Agreement, subsection 4.6 of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "4.6 Financial Condition. The Company has furnished to the Agent and each Bank copies of the following:

               (a) The Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1993; and

               (b) the Quarterly Reports of the Company on Form 10-Q for each of the fiscal quarters ended March 31, 1994 and June 30, 1994.".

     The financial statements included therein, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein). As of the date of such financial statements, neither the Company nor any of its Subsidiaries had any known contingent liabilities of any significant amount which in accordance with GAAP are required to be referred to in said financial statements or in the notes thereto which could reasonably be expected to have a Material Adverse Effect. During the period from December 31, 1993 to and including the date hereof, there has been no sale, transfer or other disposition by the Company or any of its consolidated Subsidiaries of any asset reflected on the balance sheet referred to above that would have been a material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Company and its consolidated Subsidiaries at December 31, 1993.".

          SECTION 9. Changes in Condition. For purposes of this Agreement, subsection 4.7 of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "4.7 Changes in Condition. Since December 31, 1993, there has been no development or event nor any prospective development or event, which has had, or may have, a Material Adverse Effect.".

          SECTION 10. Financial Statements. For purposes of this Agreement, subsection 6.4(b) of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended adding the following sentence to the end thereof:

          "At such time that annual statements or quarterly statements, as the case may be, are furnished to each Bank pursuant to subsections 6.4(a) and 6.4(b), respectively, herein, the treasurer of the Company shall deliver to the Agent and the CAF Loan Agent a certificate showing the Consolidated Capitalization Ratio (the "Consolidated Capitalization Ratio Certificate") as of the last day of such fiscal quarter.".

          SECTION 11. Financial Condition Covenants. For purposes of this Agreement, subsection 7.1(a) of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting the phrase "the Closing Date" in the sixth and seventh lines thereof and substituting in lieu thereof the phrase "September 30, 1993".

          SECTION 12. Commitment Amounts and Percentages; Lending Offices; Addresses for Notice. For purposes of this

Agreement, Schedule 1 to the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such
Schedule in its entirety and substituting in lieu thereof Schedule 1 to this Agreement.

          SECTION 13. Applicable Margins. For purposes of this Agreement,
Schedule 2 to the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule 2 to this Agreement.

          SECTION 14. Conditions Precedent. The obligations of each Bank to make the Loans contemplated by subsections 2.1 and 2.2 and of the Issuing Bank to issue Letters of Credit contemplated by Section 3 of the Original Credit Agreement as adopted and incorporated by reference into this Agreement shall be subject to the compliance by the Company with its agreements herein contained (including its agreements contained in the Original Credit Agreement as adopted and incorporated by reference into this Agreement) and to the satisfaction on or before the Closing Date of the following further conditions:

               (a) Loan Documents. The Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Company, with a counterpart for each Bank, and (ii) for the account of each Bank, a Revolving Credit Note and a Grid CAF Loan Note conforming to the requirements hereof and executed by a duly authorized officer of the Company.

               (b) Legal Opinions. On the Closing Date as the Agent shall request, each Bank shall have received from any general, associate, or assistant general counsel to the Company, such opinions as the Agent shall have reasonably requested with respect to the transactions contemplated by this Agreement.

               (c) Company Officers' Certificate. The representations and warranties contained in Section 4 of the Original Credit Agreement as adopted and incorporated by reference into, and as amended by, this Agreement shall be true and correct on the Closing Date with the same force and effect as though made on and as of such date; on and as of the Closing Date and after giving effect to this Agreement, no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured) and no Default shall exist after giving effect to the Loan to be made; and the Agent shall have received a certificate containing a representation to these effects dated the Closing Date and signed by a Responsible Officer.

          SECTION 15. Expenses. The Company agrees to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the Notes and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          SECTION 16. GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 17. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                         HUMANA INC.

                         By: /s/ James W. Doucette
                             ----------------------------------
                            Title: Vice President-Investments &
                                   Treasurer

                         CHEMICAL BANK, as Agent, as CAF
                         Loan Agent and as a Bank

                         By: /s/ B. Joseph Lillis
                             -----------------------------------
                             Title: Managing Director

                         CITIBANK, N.A.

                         By: /s/ Barbara A. Cohen
                             ----------------------------------
                             Title: Vice President

                         NATIONSBANK OF GEORGIA, N.A.

                         By: /s/ John E. Ball
                             ----------------------------------
                             Title: Senior Vice President

                         NATIONAL CITY BANK, KENTUCKY

                         By: /s/ Charles P. Denny
                             ----------------------------------
                             Title: Senior Vice President

                         PNC BANK, KENTUCKY, INC.

                         By: /s/ Michael B. Vairin
                             ----------------------------------
                             Title: Senior Vice President

                        WACHOVIA BANK OF GEORGIA, N.A.

                         By: /s/ J.P. Peyton
                            --------------------------------
                            Title: Senior Vice President

                         BANK OF AMERICA NATIONAL TRUST
                           & SAVINGS ASSOCIATION

                         By: /s/ Wyatt R. Ritchie
                            --------------------------------
                            Title: Vice President

                         THE BANK OF NOVA SCOTIA

                         By: /s/ Dana Maloney
                            --------------------------------
                            Title: Relationship Manager

                         THE CHASE MANHATTAN BANK, N.A.

                         By: /s/ Michael K. Baxley
                            --------------------------------
                            Title: Vice Prseident

                         FIRST INTERSTATE BANK OF CALIFORNIA

                         By: /s/ Daniel H. Hom
                            --------------------------------
                            Title: Vice President

                         By: /s/ Wendy V.C. Purcell
                            --------------------------------
                            Title: Vice President

                         LIBERTY NATIONAL BANK AND TRUST
                           CO. OF KENTUCKY

                         By: /s/ Earl A. Darsey, Jr.
                            --------------------------------
                            Title: Senior Vice President

                         THE FIRST NATIONAL BANK OF CHICAGO

                         By: /s/ Jay G. Sepanski
                            --------------------------------
                            Title: Corporate Banking Officer

                         THE SUMITOMO BANK, LTD.,
                           NEW YORK BRANCH

                         By: /s/ Yoshinori Kawamura
                            -------------------------------
                            Title: Joint General Manager

                         THE TORONTO-DOMINION BANK

                         By: /s/ Warren Finlay
                            -------------------------------
                            Title: Manager Credit

                         THE SANWA BANK, LIMITED,
                           ATLANTA AGENCY

                         By: /s/ Naoki Ueyama
                            -------------------------------
                            Title: Assistant Vice President

                         BANK OF LOUISVILLE & TRUST COMPANY

                         By: /s/ Roy L. Johnson Jr.
                            -------------------------------
                            Title: Senior Vice President

                         BARNETT BANK OF BROWARD
                           COUNTY, N.A.

                         By: /s/ Michael Cooney
                            --------------------------------
                            Title: Vice President

                         THE BOATMEN'S NATIONAL BANK OF
                           ST. LOUIS

                         By: /s/ Douglas W. Thornsberry
                            --------------------------------
                            Title: Corporate Banking Officer

                         SHAWMUT BANK CONNECTICUT, N.A.

                         By: /s/ Manfred D. Eigenbrod
                            --------------------------------
                            Title: Managing Director

                                                                      SCHEDULE 1

                         Commitment Amounts and Percentages;
                         Lending Offices; Address for Notices

A.  Commitment Amounts and Percentages

                                   Commitment            Commitment
         Name of Bank                Amount              Percentage
--------------------------------  ------------           ----------

Chemical Bank                     $ 31,000,000             8.857%

Citibank, N.A.                    $ 25,000,000             7.143%

NationsBank of Georgia, N.A.      $ 25,000,000             7.143%

National City Bank, Kentucky      $ 25,000,000             7.143%

PNC Bank, Kentucky, Inc.          $ 25,000,000             7.143%

Wachovia Bank of Georgia, N.A     $ 25,000,000             7.143%

Bank of America National Trust &
Savings Association               $ 18,000,000             5.143%

The First National Bank of
Chicago                           $ 18,000,000             5.143%

The Chase Manhattan Bank, N.A.    $ 18,000,000             5.143%

First Interstate Bank of
California                        $ 18,000,000             5.143%

Liberty National Bank and Trust
Co. of Kentucky                   $ 18,000,000             5.143%

The Sumitomo Bank, Ltd.,
New York Branch                   $ 18,000,000             5.143%

The Toronto-Dominion Bank         $ 18,000,000             5.143%


The Sanwa Bank, Limited, Atlanta
Agency                            $ 18,000,000             5.143%

The Bank of Nova Scotia           $ 10,000,000             2.857%

Bank of Louisville & Trust
Company                           $ 10,000,000             2.857%

Barnett Bank of Broward County,
N.A.                              $ 10,000,000             2.857%

The Boatmen's National Bank of
St. Louis                         $ 10,000,000             2.857%

Shawmut Bank Connecticut, N.A.    $ 10,000,000             2.857%
                                  ------------             -----
        Total                     $350,000,000           100.00 %

B.  LENDING OFFICES; ADDRESSES FOR NOTICES

CHEMICAL BANK

Domestic Lending Office

Chemical Bank
270 Park Avenue
New York, NY  10017

Eurodollar Lending Office

Chemical Bank
270 Park Avenue
New York, NY  10017

Address for Notices

Chemical Bank
270 Park Avenue
New York, NY  10017
Attention:  James Ely
Telecopy:  (212) 270-3279

CITIBANK, N.A.

Domestic Lending Office

Citibank, N.A.
399 Park Avenue
New York, NY  10043

Eurodollar Lending Office

Citibank, N.A.
399 Park Avenue
New York, NY  10043

Address for Notices

Citicorp North America, Inc.
2001 Ross Ave., Suite 1400
Dallas, TX  75201
Attn:  J. Lang Aston
Telecopy:  (214) 953-3888

NATIONSBANK OF GEORGIA, N.A.

Domestic Lending Office

NationsBank of Georgia, N.A.
600 Peachtree Street, N.E.
21st Floor
Atlanta, GA  30308

Eurodollar Lending Office

NationsBank of Georgia, N.A.
600 Peachtree Street, N.E.
21st Floor
Atlanta, GA  30308

Address for Notices

NationsBank of Georgia, N.A.
1 NationsBank Plaza
Corporate Banking Dept.
Nashville, TN  37239-1697
Attention:  Ashley M. Crabtree
Telecopy:  (615) 749-4112

NATIONAL CITY BANK, KENTUCKY

Domestic Lending Office

National City Bank, Kentucky
101 S. Fifth Street
Louisville, KY  40202

Eurodollar Lending Office

National City Bank, Kentucky
101 S. Fifth Street
Louisville, KY  40202

Address for Notices

National City Bank, Kentucky
101 S. Fifth Street
Louisville, KY  40202
Attention:  Charles P. Denny
Telecopy:  (502) 581-4424

PNC BANK, KENTUCKY, INC.

Domestic Lending Office

PNC Bank, Kentucky, Inc.
500 W. Jefferson Street
Louisville, KY  40202

Eurodollar Lending Office

PNC Bank, Kentucky, Inc.
500 W. Jefferson Street
Louisville, KY  40202

Address for Notices

PNC Bank, Kentucky, Inc.
500 W. Jefferson Street
Louisville, KY  40202
Attention:  Donald Buchanan
Telecopy:  (502) 581-3355

WACHOVIA BANK OF GEORGIA, N.A.

Domestic Lending Office

Wachovia Corporate Services, Inc.
191 Peachtree Street, N.E.
Atlanta, GA  30303

Eurodollar Lending Office

Wachovia Corporate Services, Inc.
191 Peachtree Street, N.E.
Atlanta, GA  30303

Address for Notices

Wachovia Corporate Services, Inc.
191 Peachtree Street, N.E.
Atlanta, GA  30303
Attention:  Solomon Elisha
Telecopy:  (404) 332-6898

BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION

Domestic Lending Office

Bank of America
1850 Gateway Blvd., 4th Floor
Concord, CA  94520

Eurodollar Lending Office

Bank of America
1850 Gateway Blvd., 4th Floor
Concord, CA  94520

Address for Notices

Bank of America
555 S. Flower Street, 11th Floor
Mail Code 5618
Los Angeles, CA  90071
Attention:  Wyatt Ritchie
Telecopy:  (213) 228-9734

THE FIRST NATIONAL BANK OF
CHICAGO

Domestic Lending Office

The First National Bank of Chicago
1 First National Plaza
Chicago, IL  60670

Eurodollar Lending Office

The First National Bank of Chicago
1 First National Plaza
Chicago, IL  60670

Address of Notices


The First National Bank of Chicago
1 First National Plaza
Chicago, IL  60670
Attention:  Jennifer Childe
Telecopy : (312) 732-2016

THE BANK OF NOVA SCOTIA

Domestic Lending Office

The Bank of Nova Scotia,
  Atlanta Agency
600 Peachtree Street, N.E.
Suite 2700
Atlanta, GA  30308

Eurodollar Lending Office

The Bank of Nova Scotia,
  Atlanta Agency
600 Peachtree Street, N.E.
Suite 2700
Atlanta, GA  30308

Address for Notices

The Bank of Nova Scotia,
  Atlanta Agency
600 Peachtree Street, N.E.
Suite 2700
Atlanta, GA  30308
Attention:  Greg Hurst
Telecopy:  (312) 201-4108


THE CHASE MANHATTAN BANK, N.A.

Domestic Lending Office

The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza, 5th Floor
New York, NY  10081

Eurodollar Lending Office

The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza, 5th Floor
New York, NY  10081

Address for Notices

The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza, 5th Floor
New York, NY  10081
Attention:  Michael Bayley
Telecopy:  (212) 552-1457

FIRST INTERSTATE BANK OF CALIFORNIA

Domestic Lending Office

First Interstate Bank of California
Commercial Loan Service Center, B10-6
1055 Wilshire Blvd.
Los Angeles, CA  90017

Eurodollar Lending Office

First Interstate Bank of California
Commercial Loan Service Center, B10-6
1055 Wilshire Blvd.
Los Angeles, CA  90017

Address for Notices

First Interstate Bank of California
707 Wilshire Blvd., W16-12
Los Angeles, CA  90017
Attention:  Bruce P. McDonald
Telecopy:  (213) 614-2569

LIBERTY NATIONAL BANK AND TRUST CO. OF KENTUCKY

Domestic Lending Office

Liberty National Bank and Trust
  Co. of Kentucky
416 W. Jefferson Street
Louisville, KY  40202

Eurodollar Lending Office

Liberty National Bank and Trust
  Co. of Kentucky
416 W. Jefferson Street
Louisville, KY  40202

Address for Notices

Liberty National Bank and Trust
  Co. of Kentucky
416 W. Jefferson Street
Louisville, KY  40202
Attention:  Earl Dorsey, Jr.
Telecopy:  (502) 566-2367

THE SUMITOMO BANK, LTD.,
NEW YORK BRANCH

Domestic Lending Office

The Sumitomo Bank, Ltd.,
New York Branch
One World Trade Center, Suite 9651
New York, NY  10048

Eurodollar Lending Office

The Sumitomo Bank, Ltd.,
New York Branch
One World Trade Center, Suite 9651
New York, NY  10048

Address for Notices

The Sumitomo Bank, Ltd.,
New York Branch
One World Trade Center, Suite 9651
New York, NY  10048
Attention:  Jeff Toner
Telecopy: (212) 524-0612

THE TORONTO-DOMINION BANK

Domestic Lending Office

The Toronto-Dominion Bank
909 Fanin Street, Suite 1700
Houston, Texas  77010

Eurodollar Lending Office

The Toronto-Dominion Bank
909 Fanin Street, Suite 1700
Houston, Texas  77010

Address for Notices

The Toronto-Dominion Bank
31 West 52nd Street
New York, New York  10019
Attention:  Robert F. Maloney
Telecopy:   (212) 262-1929


THE SANWA BANK, LIMITED, ATLANTA AGENCY

Domestic Lending Office

The Sanwa Bank, Limited,
  Atlanta Agency
133 Peachtree Street, Suite 4750
Atlanta, GA  30303

Eurodollar Lending Office

The Sanwa Bank, Limited,
  Atlanta Agency
133 Peachtree Street, Suite 4750
Atlanta, GA  30303

Address for Notices

The Sanwa Bank, Limited,
  Atlanta Agency
133 Peachtree Street, Suite 4750
Atlanta, GA  30303
Attention:  Peter J. Pawlak
Telecopy:  (404) 589-1629

BANK OF LOUISVILLE & TRUST COMPANY

Domestic Lending Office

Bank of Louisville & Trust Company
500 West Broadway
Louisville, KY  40202

Eurodollar Lending Office

Bank of Louisville & Trust Company
500 West Broadway
Louisville, KY  40202

Address for Notices

Bank of Louisville & Trust Company
500 West Broadway
Louisville, KY  40202
Attention:  Roy L. Johnson, Jr.
Telecopy:  (502) 566-2367

BARNETT BANK OF BROWARD COUNTY, N.A.

Domestic Lending Office

Barnett Bank of Broward County, N.A.
One East Broward Blvd., 2nd Floor
Ft. Lauderdale, FL  33301

Eurodollar Lending Office

Barnett Bank of Broward County, N.A.
One East Broward Blvd., 2nd Floor
Ft. Lauderdale, FL  33301

Address for Notices

Barnett Bank
50 North Laura Street, 17th Floor
Jacksonville, FL  32202
Attention:  Larry Katz
Telecopy:  (904) 791-7023

THE BOATMEN'S NATIONAL BANK OF ST. LOUIS

Domestic Lending Office

The Boatmen's National Bank
  of St. Louis
800 Market Street
P.O. Box 236
St. Louis, MO  63166-0236

Eurodollar Lending Office

The Boatmen's National Bank
  of St. Louis
800 Market Street
P.O. Box 236
St. Louis, MO  63166-0236

Address for Notices

The Boatmen's National Bank
  of St. Louis
800 Market Street
P.O. Box 236
St. Louis, MO  63166-0236
Attention:  Doug Thornsberry
Telecopy:  (314) 466-6499


SHAWMUT BANK CONNECTICUT, N.A.

Domestic Lending Office

Shawmut Bank Connecticut, N.A.
777 Main Street
MSN 397
Hartford, CT  06115

Eurodollar Lending Office

Shawmut Bank Connecticut, N.A.
777 Main Street
MSN 397
Hartford, CT  06115

Address for Notices

Shawmut Bank Connecticut, N.A.
777 Main Street
MSN 397
Hartford, CT  06115
Attention:  Manfred Eigenbrod
Telecopy:  (203) 986-5367

                                                                      SCHEDULE 2

                               Applicable Margins

                             REVOLVING CREDIT LOANS

Consolidated Capitalization     Alternate Base
          Ratio                   Rate Loans          Eurodollar Loans
---------------------------     --------------        ----------------
     less than .20            .000%                  .2500%

     at least .20 but
         less than .30        .000%                  .3250%

     at least .30 but
         less than .40        .000%                  .3750%

     at least .40             .000%                  .4375%